EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Roper Industries, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

    1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2004	/s/ Martin S. Headley

Martin S. Headley
Vice President, Chief Financial Officer